                                                                                                   Exhibit 10.37
SIEMENS                                                                                Siemens Credit Corporation

                                                                                        EQUIPMENT LEASE AGREEMENT
                                                                                        AGREEMENT #:100-0001142-000
                                                                                                   --------------------------
================================================================================================================================
LESSOR:  SIEMENS CREDIT CORPORATION                                                             PAYMENT SCHEDULE
991 U.S. Highway 22, Suite 300, Bridgewater, NJ  08807-2956                          LEASE TERM             NUMBER OF
Administrative Offices:                                                              (IN MONTHS)            LEASE PAYMENTS
5300 Broken Sound Blvd. N.W., Boca Raton, FL  33487-3509                                 60                    60
(800) 239-1043
                                                                                     LEASE PAYMENT AMOUNT: $  1-3 = 0
LESSEE:    National Diagnostics Riverside, Inc.                                                               4-60 = $3,319.00
           ------------------------------------
                (Full Legal Name of Lessee)
                                                                                     -------------------------------------------
                                                                                     PAYMENT PERIOD:
             2345 Forbes Street                                                      [X] MONTHLY [ ] QUARTERLY    OTHER --------
           ------------------------------------                                      PURCHASE OPTION PRICE: $1.00
                        (Address)                                                    -------------------------------------------
                                                                                     ADVANCE LEASE PAYMENTS:
             Jacksonville, Fl. 32204                                                 #($)         0         TOTALING: $    0
           ------------------------------------                                             --------------             ---------
                (City, County, State, Zip)
                                                                                     DUE DATE(S)
                                                                                                     n/a
EQUIPMENT                                                                            -------------------------------------------
LOCATION:    Same as Above                                                                      EQUIPMENT DESCRIPTION
          -------------------------------------
                        (Address)                                                    Preowned Sireskop CX
                                                                                     SMS REF# 175204
          -------------------------------------
                (City, County, State, Zip)                                           TOTAL EQUIPMENT COST:  $        $ 140,000.00
                                                                                      6% FL Tax (Includes Local Tax)    $8,450.00
SUPPLIER:   Siemens Medical Systems, Inc.                                                         Total              $ 148,450.00
          -------------------------------------                                                 Interest Cost          $50,690.00


                                                 TERMS AND CONDITIONS OF AGREEMENT

1.  LEASE: Lessor hereby leases to Lessee and Lessee leases from Lessor, subject to the terms and conditions of this Equipment
Lease Agreement (herein "Lease"), the property described above (herein "Equipment").  Lessee acknowledges either that (a) Lessee has reviewed and approved any written Supply Contract covering the Equipment purchase from the supplier identified above (herein
"Supplier"), or (b) Lessor has informed or advised Lessee, in writing, either previously or by the Lease, of the following: (i) the identity of the Supplier, (ii) that Lessee may have rights under the Supply Contract and (iii) that Lessee may contact the Supplier for a description of any such rights Lessee may have under the Supply Contract.  LESSEE ACKNOWLEDGES THAT NEITHER LESSOR NOR THE
SUPPLIER IS AN AGENT OF THE OTHER AND NEITHER HAS AUTHORITY TO BIND THE OTHER.

                                                  (CONTINUED ON FOLLOWING PAGES)
====================================================================================================================================

IN WITNESS WHEREOF, the parties hereto have duly executed the Lease as of the dates set forth below.  For all purposes hereof, the date of the Lease shall be the date of Lessor's acceptance as set forth below.  Lessee acknowledges that no amendment to the Lease shall be effective unless in writing signed by the parties hereto.

                                                                          BY EXECUTION HEREOF, THE SIGNER CERTIFIES THAT (S)HE HAS
                                                                          READ THE ENTIRE LEASE, THAT LESSOR OR ITS REPRESENTATIVES
                                                                          HAVE MADE NO AGREEMENTS OR REPRESENTATIONS EXCEPT AS SET
                                                                          FORTH HEREIN AND THAT (S)HE IS DULY AUTHORIZED TO EXECUTE
                                                                          THE LEASE ON BEHALF OF LESSEE.

ACCEPTED BY:

LESSOR:  SIEMENS CREDIT CORPORATION                                       LESSEE:  National Diagnostics Riverside, Inc.

BY:   /s/ E.J. Bielcc                                                     BY:    /s/ C.L. Alliston
      -------------------------                                                 ------------------------
        (Authorized Signature)                                                   (Authorized Signature)

NAME:     E J Bielcc                                                      NAME:    Curtis L. Alliston
      -------------------------                                                 ------------------------
         (Print or Typed)                                                         (Print or Typed)

TITLE:       AVP                                                          TITLE:       President
      -------------------------                                                 ------------------------

DATE:       9/11/96                                                       DATE:          7-19-96
      -------------------------                                                 ------------------------
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2.  TERM AND LEASE PAYMENTS:  The Lease shall become effective at the time of
Lessor's acceptance of the Lease (by execution hereof) at its New Jersey address set forth above, by an authorized representative of Lessor, and shall continue in effect through the last day of the lease term specified above
(herein "Lease Term").  The Lease Term shall commence upon the earliest of (i)
completion of installation of the Equipment, (ii) first commercial use of the
Equipment, or (iii) sixty (60) days from shipment of the bulk of the Equipment if completion of installation has been delayed due to causes beyond the reasonable control of Lessor or Supplier; (herein "Commencement Date") and thereupon Lessee agrees to execute and deliver to Lessor a delivery and acceptance certificate in a form acceptable to Lessor.  For said Lease Term,
Lessee agrees to pay to Lessor the number of lease payments specified above, each in the amount specified above (herein "Lease Payments") for the payment periods specified above (herein "Payment Periods"), including any Advance Lease
Payments specified above, with the first Lease Payment being due on the
Commencement Date, and the remaining Lease Payments being due on the same day of each consecutive Payment Period thereafter for the duration of the Lease
Term.  Any Advance Lease Payments will be applied to Lease Payment #1, then to the remaining Lease Payments in reverse order.  Lessee agrees to pay on demand, as a late charge, 1.3% per month limited by the maximum rate permitted by law, on all overdue payments hereunder, whether such payments are due prior to or after a Default (as hereinafter defined).  All payments provided for herein shall be payable at the office of Lessor set forth above, or at any other place designated by Lessor.  The Lease is a net lease and Lessee shall not be entitled to any abatement of, reduction of, or setoff against Lease Payments for any reason whatsoever.  The Lease may not be terminated or cancelled for any reason whatsoever, except as expressly provided herein.  No amounts hereunder may be prepaid.

3.  DISCLAIMER OF WARRANTIES; LIMITATION OF REMEDY; LIMITATION OF LIABILITY:
Lessee has selected both the Equipment and the Supplier from whom at Lessee's request Lessor agrees to purchase the Equipment. LESSEE ACKNOWLEDGES THAT
LESSOR HAS NO SPECIAL FAMILIARITY OR EXPERTISE WITH RESPECT TO THE EQUIPMENT.
LESSEE AGREES THAT THE EQUIPMENT LEASED HEREUNDER IS LEASED "AS IS" AND IS OF A
SIZE, DESIGN AND CAPACITY SELECTED BY LESSEE AND THAT LESSEE IS SATISFIED THAT
THE SAME IS SUITABLE FOR LESSEE'S PURPOSES, AND THAT EXCEPT AS MAY OTHERWISE BE
SPECIFICALLY PROVIDED IN THE LEASE, LESSOR HAS MADE NO REPRESENTATION OR
WARRANTY AS TO ANY MATTER WHATSOEVER. LESSOR DISCLAIMS, AND LESSEE HEREBY
EXPRESSLY WAIVES AS TO LESSOR, ALL WARRANTIES WITH RESPECT TO THE EQUIPMENT
INCLUDING BUT NOT LIMITED TO ALL EXPRESS OR IMPLIED WARRANTIES OF
MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, QUALITY, CAPACITY OR
WORKMANSHIP, ALL EXPRESS OR IMPLIED WARRANTIES AGAINST PATENT INFRINGEMENTS OR
DEFECTS, WHETHER HIDDEN OR APPARENT, AND ALL EXPRESS OR IMPLIED WARRANTIES WITH
RESPECT TO COMPLIANCE OF THE EQUIPMENT WITH THE REQUIREMENTS OF ANY LAW,
REGULATION, SPECIFICATION OR CONTRACT RELATIVE THERETO.  IN NO EVENT SHALL
LESSOR BE LIABLE (INCLUDING WITHOUT LIMITATION, UNDER ANY THEORY IN TORTS) FOR
ANY LOSS OF USE, REVENUE, ANTICIPATED PROFITS OR SPECIAL, INDIRECT, INCIDENTAL
OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE LEASE OR THE
USE, PERFORMANCE OR MAINTENANCE OF THE EQUIPMENT. If the Equipment is not properly installed, does not operate as represented or warrantied by the Supplier, manufacturer and/or service company or is unsatisfactory for any reason, Lessee shall make any claim on account thereof solely against the Supplier, manufacturer and/or service company and shall, nevertheless, pay
Lessor all amounts payable under the Lease and shall not set up against Lessee's obligations any such claims as a defense, counterclaim, deduction, setoff or otherwise. For the Lease Term, for so long as no Default (as hereinafter defined) has occurred and is continuing, Lessor assigns to Lessee
(to the extent permitted by law) any right Lessor may have against the Supplier, manufacturer and/or service company to enforce, at Lessee's expense
(if any), any product warranties with respect to the Equipment, provided however, Lessee shall indemnify and defend Lessor from and against all claims, expenses, damages, losses and liabilities incurred or suffered by Lessor in connection with any such action taken.

4. TITLE; IDENTIFICATION; PERSONAL PROPERTY: Lessee acknowledges that, subject to the provisions of Section 10 hereof, title to the Equipment shall at all times be vested in Lessor, and no right, title or interest in the Equipment shall pass to Lessee other than, conditioned upon Lessee's compliance with and fulfillment of the terms and conditions of the Lease, the right to possess and use the Equipment for the full Lease Term. Lessee agrees not to sell, assign, sublet, pledge, or otherwise encumber any interest in the Lease or the Equipment and agrees to keep the same free from any lien, encumbrance, right of distraint or any other claim which may be asserted by any third party. Lessee shall immediately notify Lessor in writing of any tax or other liens attaching to the Equipment. Lessor may require plates or markings to be affixed to or placed on the Equipment indicating Lessor's interest. Lessor and Lessee hereby confirm their intent that the Equipment always remain and be deemed personal property even though said Equipment may hereafter become attached or affixed to realty. Lessee shall obtain all such waivers as Lessor may reasonably require to acknowledge Lessor's title to and assure Lessor's right to remove the Equipment, including any landlord and mortgage waivers.

5.  PAYMENT OF TAXES; GENERAL INDEMNIFICATION:  Lessee shall pay promptly to
Lessor when due, all taxes, fees and assessments, including but not limited to, all license and registration fees, sales, use, property, gross receipts, excise, transaction, ad valorem, privilege, intangible, stamp or other taxes or charges, together with any fines, penalties or interest thereon, now or hereafter imposed by any governmental body, upon or with respect to, any of the Equipment or the use, possession, ownership, leasing, operation, delivery or return thereof (excluding however, franchise taxes and any taxes based on the net income of Lessor). Any fees, taxes or other amounts paid by Lessor upon failure of Lessee to make such payments set forth in this Section 5 shall be payable by Lessee to Lessor upon demand by Lessor. Lessee agrees to indemnify and hold Lessor harmless from and against any and all claims, losses, damages, penalties, actions, suits and liabilities (including negligence, tort and strict liability), together with all reasonable legal costs and expenses in connection therewith, incurred by Lessor which result from, or relate to, the manufacture, purchase, ownership, maintenance, modification, delivery, installation, possession, condition, use, acceptance, rejection, operation or return of the Equipment.

6. INSTALLATION AND DELIVERY: Lessee shall provide a suitable installation environment for the Equipment as specified in the applicable manufacturer's or Supplier's manuals, and except as otherwise specified by the manufacturer or Supplier, furnish all labor required for unpacking and placing each item of Equipment in the desired location. Lessee shall also be responsible for any delivery, rigging, destination and installation charges charged by the manufacturer or Supplier with respect to the Equipment.

7. OPERATION; USE; INSPECTION: For the full Lease Term, Lessee shall operate the Equipment in accordance with all applicable manufacturer and Supplier manuals or instructions by fully qualified and duly authorized personnel only, in accordance with all applicable laws and regulations. The Equipment shall be used for business purposes only and only for its normally intended purpose.
For said Lease Term, Lessee shall properly maintain the Equipment, or cause it to be properly maintained, by a fully qualified service company, and shall immediately notify Lessor in writing of the entity maintaining the Equipment and of any change of such entity. Such maintenance shall be performed in accordance with all requirements necessary to enforce all product warranty rights. All operating and maintenance costs with respect to the Equipment shall be borne by Lessee. Lessee shall not: (a) use, operate or locate the Equipment in any area excluded from coverage by any insurance required under the Lease; (b) abandon the equipment; (c) alter the Equipment; (d) permit the Equipment to be removed from the equipment location specified above (herein
"Equipment Location"), or any subsequent location, without the prior written consent of Lessor, which consent shall not be unreasonably withheld; (e) without the prior written consent of Lessor, allow the Equipment or any item of it, to be affixed to realty in such manner as to cause the Equipment or such item to become a fixture; or (f) without the prior written consent of Lessor, affix or install any accessory, equipment or device on any item of Equipment if such (i) is not readily removable, or (ii) will impair the originally intended function or use of such Equipment. All additions, repairs, parts, accessories, equipment and devices attached or affixed to any item of Equipment which are not readily removable, shall become the property of Lessor and part of the Equipment for all purposes hereof. Lessor shall have the right from time to time during normal business hours to enter upon the Equipment Location or elsewhere for the purpose of confirming the existence, condition or proper maintenance of the Equipment.

8. RISK OF LOSS; INSURANCE: (a) Lessee agrees that it shall bear all risk of loss, damage to or destruction of the Equipment. Lessee shall give Lessor prompt

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notice of any damage to or loss of the Equipment or of any occurrence arising from the possession, use or operation of the Equipment resulting in death or bodily injury, or damage to property. In the event of damage to any item(s) of Equipment, Lessee shall immediately place such item(s) in good repair (with no abatement of Lease Payments), with the proceeds of any insurance recovery applied to the cost of such repair. Should any item(s) of Equipment become lost, stolen, destroyed, worn out, damaged beyond repair, condemned, confiscated, seized or requisitioned (herein "Event of Loss"), Lessee shall, at the option of Lessor, either (1) replace the same with like equipment in good repair (with no abatement of Lease Payments), or (ii) pay to Lessor on the lease payment date immediately following such Event of Loss, the pro rata portion relating to such item(s) of the sum of (A) the remaining Lease Payments for the balance of the Lease Term and (B) the purchase option price specified above
(herein "Purchase Option Price"), such sum discounted at the per annum rate implicit in the Lease assuming exercise by Lessee of any purchase option contained herein (herein "Lease Rate"), plus any other payments due from Lessee to Lessor with respect to such item(s), whereupon the Lease shall terminate as to such item(s) and Lessor shall adjust the remaining Lease Payments and Purchase Option Price accordingly.

(b) For the full Lease Term, Lessee, at its expense, shall maintain comprehensive general liability insurance, and "fire and allied perils" and "all risks" property insurance with respect to the Equipment (as primary insurance for Lessee and Lessor), both in such amounts as Lessor shall require, except that such property insurance shall be in an amount at least equal to the greater of the full replacement value of the Equipment or the sum of the remaining Lease Payments for the balance of the Lease Term, and such insurance shall be placed with carriers acceptable to Lessor. The liability insurance policy shall name Lessor as additional insured and the property insurance policy shall name Lessor as loss payee to the extent its interest may appear, and both policies shall provide that they may not be cancelled or altered without at least thirty (30) days prior written notice to Lessor. Lessee irrevocably appoints Lessor its agent and attorney-in-fact for the purposes of adjusting and settling any property insurance hereunder and endorsing in Lessee's name any instruments or payments received in respect thereof. Lessee shall furnish to Lessor within thirty (30) days of delivery of the Equipment, a certificate of insurance that such coverage is in effect, however, Lessor shall be under no duty either to ascertain the existence of or to examine such insurance policies or to advise Lessee in the event that such insurance coverage does not comply with the requirements hereof.

9. DEFAULT AND REMEDIES: (a) Any of the following shall constitute a default by Lessee hereunder (herein "Default"): (i) failure by Lessee to pay any amounts hereunder when due and such remains unremedied for a period of ten (10) days from the due date; or (ii) failure by Lessee to comply with any provisions or perform any of its obligations arising under the Lease or under any other documents or agreements related hereto and such remains unremedied by Lessee for a period of twenty (20) days; or (iii) any representations or warranties made or given by Lessee in connection with the Lease or any other document or agreement related hereto were false or misleading in a material way when made;
or (iv) subjection of the Equipment to levy or execution or other judicial process which is not or cannot be removed within thirty (30) days from the subjection thereof; or the imposition of any unauthorized lien on or transfer of the Equipment by or through Lessee; or (v) commencement of any insolvency, bankruptcy or similar proceedings by or against Lessee or any guarantor of any of Lessee's obligations hereunder (herein "Guarantor"), including any assignment by Lessee or any Guarantor for the benefit of creditors, and in the case of any such involuntary proceedings, such is not dismissed within thirty
(30) days of institution; or the inability of Lessee to generally pay its debts as they become due; or (vi) any act of Lessee which imperils the value of the Equipment or the prospect of full performance of Lessee's obligations hereunder, including but not limited to the liquidation or dissolution of Lessee or the commencement of any acts relative thereto, or without the prior written consent of Lessor, any sale or other disposition of all or substantially all of the assets of Lessee, or any merger or consolidation of Lessee unless Lessee is the surviving entity, or the cessation of business by Lessee; or (vii) a default by Lessee under any other agreement or note with Lessor or any assignee of the Lease; or (viii) the death or dissolution of Lessee or of any Guarantor, the withdrawal of any partner of Lessee if Lessee is a partnership, or the inability of Lessee or of any Guarantor hereunder to perform any of the obligations contained herein or in any applicable guaranty.

(b) Upon any Default, Lessor may exercise any one or more of the following remedies (which remedies shall be cumulative to the extent permitted by law):
(i) terminate the Lease; (ii) declare all remaining Lease Payments for the balance of the Lease Term discounted at the Lease Rate, plus all other amounts due from Lessee hereunder immediately due and payable in full, whereupon such shall become immediately due and payable; (iii) secure peaceable repossession and removal of the Equipment by Lessor or its agent without judicial process;
(iv) demand and Lessee shall return the Equipment to Lessor in accordance with
Section 11 hereof; (v) sell, lease or otherwise dispose of the Equipment at public or private sale without advertisement or notice except that required by law, upon such terms and at such place as Lessor may deem advisable and Lessor may be the purchaser at any such sale; (vi) demand and Lessee shall pay all expenses in connection with the Equipment relating to its retaking, refurbishing, selling or the like; (vii) exercise any other right or remedy which may be available to it under the Uniform Commercial Code or any other applicable law. In the event that Lessor disposes of the Equipment pursuant to this Section 9(b), Lessee shall be liable for any deficiency remaining after such disposition and application of the resulting net proceeds, less the Purchase Option Price discounted at the Lease Rate, to Lessee's obligations hereunder in the order of application as Lessor shall elect.

10. PURCHASE OPTION: Provided no Default has occurred and is continuing and provided the Lease shall not have previously terminated, Lessee shall have the option, exercisable by written notice to lessor received by Lessor at least ninety (90) but not more than one hundred eighty (180) days before the expiration of the Lease Term, to purchase on the day following the last day of such Lease Term (herein "Purchase Date"), all but not less than all of the Equipment subject to the Lease for the Purchase Option Price. Provided Lessee has exercised such option, Lessee shall pay to Lessor on the Purchase Date the aforementioned Purchase Option Price in cash, together with all sales and other taxes applicable to the transfer of the Equipment and any other amounts as may then be due and owing hereunder, whereupon Lessor shall transfer its interest in the equipment to Lessee without recourse or warranty, on an as-is, where-is basis. In the event that Lessee fails to exercise such purchase option, Lessee shall (upon termination of the Lease) return the Equipment to Lessor on demand, in accordance with the provisions of Section 11 hereof.

11. RETURN OF EQUIPMENT: Upon demand of Lessor pursuant to Section 9 or 10 hereof, Lessee, at its own risk and expense, shall immediately return the Equipment to Lessor, packed for shipment in accordance with manufacturer's specifications, in good working order and eligible for manufacturer's maintenance, if available, freight prepaid and insured, to such location within the continental United States as Lessor shall designate.

12. LESSEE REPRESENTATIONS AND ASSURANCES: Lessee represents: that it is duly organized and validly existing under the laws of its state of organization and by consummation of this transaction, Lessee is not in violation of any governmental statute or regulation, nor will consummation of this transaction cause any breach, default or violation of the organizational or charter documents or any judgment, decree or agreement, all as may apply to Lessee;
that this transaction was duly authorized by all appropriate action by Lessee;
and the Lease is enforceable in accordance with its terms. Lessee shall promptly execute and deliver to Lessor such further documents and take such further action as Lessor may reasonably request in order to more effectively carry out the intent and purpose of the Lease. Lessee shall provide Lessor with audited and other financial statements and such other information as Lessor shall reasonably request from time to time.

13. NOTICES; CHANGES; SECURITY: Notices, requests or other communications required hereunder to be sent to either party shall be in writing and shall be
(a) by United States first class mail, postage prepaid, and addressed to the other party at the address specified above (or to such other address as such party shall have designated by proper notice) or (b) by personal delivery.
Lessee consents to service of process by certified mail at its address above
(or to such other address as Lessee shall have designated by proper notice) in connection with any legal action brought by Lessor. Lessee authorized Lessor to fill in descriptive material herein (including serial numbers) and to correct any patent errors hereunder. In the event the Lease is deemed to be intended as security, Lessor shall have, to secure all payments and all other obligations of Lessee to Lessor hereunder, a security interest in the Equipment together with all accessions, attachments, replacements, substitutions, modifications and additions thereto, now or hereafter acquired, and all proceeds thereof (including insurance proceeds). Lessee shall execute and authorizes Lessor to file with such authorities and at such locations as Lessor may deem appropriate, Uniform commercial Code financing statements relating to the Equipment and/or the Lease, and Lessee agrees to reimburse Lessor upon demand for all costs incurred relative thereto. In addition, Lessee hereby irrevocably appoints Lessor its agent and attorney-in-fact to execute in the name of Lessee and file any Uniform Commercial Code financing statements or security agreements

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
with respect to the Equipment in any place Lessor deems necessary.  Lessee also agrees that an original or a photocopy of the Lease (including any addenda, attachments and amendments hereto) may be filed by Lessor as a Uniform
Commercial Code financing statement.  Lessee agrees to immediately notify
Lessor in writing of any change in Lessee's name or address, identity, corporate structure, social security or taxpayer identification number as applicable, or discontinuance of any of its place(s) of business.

14.  ASSIGNMENT BY LESSOR:  LESSOR MAY ASSIGN OR TRANSFER ALL OR ANY INTEREST
OF LESSOR IN THE LEASE OR THE EQUIPMENT WITHOUT NOTICE TO LESSEE.  UPON NOTICE
OF SUCH ASSIGNMENT LESSEE AGREES TO PAY DIRECTLY TO ASSIGNEE WITHOUT ABATEMENT,
DEDUCTION OR SETOFF ALL AMOUNTS WHICH BECOME DUE HEREUNDER AND FURTHER AGREES
THAT IT WILL NOT ASSERT AGAINST ASSIGNEE ANY DEFENSE, COUNTERCLAIM OR SETOFF
FOR ANY REASON WHATSOEVER IN ANY ACTION FOR PAYMENT OR POSSESSION BROUGHT BY
ASSIGNEE. Upon any such assignment, such assignee (herein "Assignee") shall have and be entitled to any and all rights and remedies of Lessor hereunder, all references in the Lease to Lessor shall include Assignee except that Assignee shall not be chargeable with any obligations or liabilities of Lessor hereunder. Lessee acknowledges that any assignment or transfer by Lessor shall not materially change Lessee's duties or obligations under the Lease nor materially increase the burdens or risks imposed on Lessee. Lessee shall (if requested by Lessor) acknowledge in writing any assignments (including any material terms of the Lease) in a form supplied by Lessor.

15.  MISCELLANEOUS:  THE LEASE CONTAINS THE COMPLETE AGREEMENT OF THE PARTIES
WITH RESPECT TO ITS SUBJECT MATTER AND SUPERSEDES AND REPLACES ANY PREVIOUSLY
MADE PROPOSALS, REPRESENTATIONS, WARRANTIES OR AGREEMENTS WITH RESPECT
THERETO.  LESSEE SHALL NOT ASSIGN OR IN ANY WAY DISPOSE OF ALL OR ANY PART OF
ITS RIGHTS OR OBLIGATIONS UNDER THE LEASE OR ENTER INTO ANY SUBLEASE OF ALL OR
ANY PART OF THE EQUIPMENT WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR.  The
Lease shall be binding upon and inure to the benefit of the parties hereto, their legal representatives, permitted successors and assigns. THE PARTIES
HERETO WAIVE ALL RIGHTS TO A JURY TRIAL IN ANY LITIGATION ARISING FROM OR
RELATED IN ANY WAY TO THE LEASE, OR THE TRANSACTION CONTEMPLATED HEREBY. No waiver hereunder shall be effective unless in writing, signed by the party to be charged. No failure to exercise, no delay in exercising, and no single or partial exercise on the part of Lessor of any right, remedy, or power hereunder, shall operate as a waiver thereof or preclude Lessor from exercising any other right, remedy or power hereunder. Any provision of the Lease which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof. No action, regardless of form, arising out of the Lease may be brought by Lessee more than two (2) years after the cause of action has accrued. The representations, warranties, obligations, and indemnities of Lessee under the Lease shall survive the termination of the Lease to the extent required for their full observance and performance. The obligations of each co-maker (if any) of the Lease shall be primary, joint and several. In the event that Lessee fails to meet any of its obligations hereunder, Lessor may at its option satisfy such obligation and Lessee shall reimburse Lessor on demand therefor. In the event that legal or other action is required to enforce Lessor's rights under the Lease (including the exercise of remedies under Section 9 hereof), Lessee agrees to reimburse Lessor on demand for its reasonable attorneys' fees and its other related costs and expenses. In addition, notwithstanding any applicable state laws to the contrary, Lessee agrees to reimburse Lessor for all reasonable attorneys' fees incurred by it incident to any action or proceeding involving the Lessee brought pursuant to the Bankruptcy Code, as amended, which are allowable under
Section 506(b) thereof. The captions in the Lease are for convenience only and shall not define or limit any of the terms hereof. THE LEASE SHALL BE GOVERNED
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY WITHOUT
GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

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